Exhibit 10.12

390 Greenwich Street – 4th floor

New York, New York 10013

212-816-6000

April 15, 2009

THE PURPOSE OF THIS LETTER AGREEMENT (THIS “CONFIRMATION”) IS TO AMEND AND RESTATE THAT CONFIRM DATED JUNE 12, 2007 THAT SETS FORTH THE TERMS AND CONDITIONS OF THE TRANSACTION BETWEEN CITIGROUP GLOBAL MARKETS INC. (“CGMI”) AND FIRST STATE BANK (“COUNTERPARTY”) ON THE TRADE DATE SET FORTH BELOW (THE “ORIGINAL CONFIRM”). CGMI AND COUNTERPARTY AGREE THAT THE ORIGINAL CONFIRM SHALL BE AMENDED AND RESTATED TO READ AS FOLLOWS:

COUNTERPARTY AND CGMI ARE PARTIES TO THE MASTER REPURCHASE AGREEMENT DATED AS OF MAY 23, 2007 (AS AMENDED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, OR ANY MASTER REPURCHASE AGREEMENT ENTERED INTO WHICH MAY BE DEEMED TO SUPERCEDE THE AFORMENTIONED AGREEMENT, THE “AGREEMENT”), AND THIS CONFIRMATION SHALL SUPPLEMENT, FORM A PART OF, AND BE SUBJECT TO, SUCH AGREEMENT UPON THE EXECUTION AND DELIVERY THEREOF BY BOTH PARTIES, AND ALL PROVISIONS CONTAINED OR INCORPORATED BY REFERENCE IN SUCH AGREEMENT SHALL GOVERN THIS TRANSACTION EXCEPT AS EXPRESSLY MODIFIED HEREIN. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS CONFIRMATION AND THE AGREEMENT, THIS CONFIRMATION WILL GOVERN. TERMS DEFINED IN THE AGREEMENT AND USED BUT NOT OTHERWISE DEFINED IN THIS CONFIRMATION SHALL HAVE THE SAME MEANING AS IN THE AGREEMENT.

TRANSACTION:	REVERSE REPURCHASE

SELLER:	COUNTERPARTY

BUYER:	CGMI

PURCHASED SECURITIES:	AGENCY DEBT

PURCHASE DATE:	JUNE 14, 2007

REPURCHASE DATE:	JUNE 14, 2017

Pricing Rate:	4.97%

MARGIN PERCENTAGE:	10% HAIR-CUT

PURCHASE PRICE:	USD $5,000,000.00

PURCHASE PRICE TO REMAIN CONSTANT DURING TERM OF TRANSACTION UNLESS OTHERWISE AGREED BY THE PARTIES.

LOCK OUT DATE:	JUNE 14, 2009

SELLER PAYMENTS:	SELLER SHALL PAY THE BUYER INTEREST QUARTERLY, ON THE 14 TH OF EVERY SEPTEMBER, DECEMBER, MARCH, AND JUNE (OR IF SUCH DATE IS NOT A NEW YORK AND LONDON BUSINESS DAY,

THEN THE FOLLOWING DAY THAT IS A NEW YORK AND LONDON BUSINESS
DAY UNLESS THAT DAY FALLS IN THE NEXT CALENDAR MONTH, IN WHICH
CASE THAT DATE WILL BE THE FIRST PRECEDING DAY THAT IS A BUSINESS
DAY), COMMENCING SEPTEMBER 14, 2007, ON AN ACTUAL/360 BASIS.

CALCULATION AGENT:	CGMI

CALL OPTION:	CGMI SHALL HAVE THE RIGHT IN ITS OWN DISCRETION TO TERMINATE THE TRANSACTION ON THE LOCK OUT DATE OR ANY QUARTERLY PAYMENT DATE THEREAFTER WITH TWO NEW YORK BUSINESS DAYS PRIOR NOTICE BY TELEPHONE OR FAX.

MARGIN:	MARK TO MARKET DAILY.

MARGIN REQUIREMENTS MAY BE SATISFIED BY DELIVERY OF CASH OR ADDITIONAL PURCHASE SECURITIES, OR AS OTHERWISE AGREED BY THE PARTIES.

UPON THE PROVISION OF SEVEN (7) DAY’S NOTICE, BUYER MAY REQUIRE ADDITIONAL MARGIN (AS DETERMINED BY BUYER, IN ITS ABSOLUTE DISCRETION) FROM SELLER WITH RESPECT TO ANY UNDERLYING INTEREST RATE EXPOSURE FOR THIS TRANSACTION. UPON RECEIPT OF SUCH NOTICE, SELLER SHALL TRANSFER CASH OR ADDITIONAL PURCHASED SECURITIES (AS DEFINED IN THE AGREEMENT) NO LATER THAN THE CLOSE OF BUSINESS IN THE RELEVANT MARKET ON THE SEVENTH DAY FOLLOWING RECEIPT OF NOTICE (OR IF SUCH DAY IS NOT A BUSINESS DAY, THEN THE FOLLOWING BUSINESS DAY).

TERMINATION EVENT:	(A) IF SELLER FAILS TO PROVIDE ADDITIONAL MARGIN FOR ANY INTEREST RATE EXPOSURE WITHIN THE SEVEN (7) DAYS OF BUYER’S NOTICE (AS MORE SPECIFICALLY DESCRIBED ABOVE), THEN SUCH FAILURE SHALL BE AN EVENT OF DEFAULT UNDER THE AGREEMENT, WITH SELLER BEING THE DEFAULTING PARTY.

(B) IT SHALL CONSTITUTE AN ADDITIONAL EVENT OF DEFAULT UNDER THE AGREEMENT (AND BUYER SHALL HAVE THE RIGHTS OF THE NON-DEFAULTING PARTY SET FORTH IN PARAGRAPH 11 OF THE AGREEMENT) IF ANY OF THE FOLLOWING OCCUR WITH RESPECT TO SELLER:

(1) SELLER CEASES TO BE “ADEQUATELY CAPITALIZED” AT ANY TIME BEFORE SEPTEMBER 30, 2009; OR

(2) SELLER FAILS TO REGAIN AND MAINTAIN “WELL CAPITALIZED” STATUS ON AND AFTER SEPTEMBER 30, 2009; OR

(3) SELLER IS ISSUED A “CEASE AND DESIST ORDER” AT ANY TIME BY ITS FEDERAL OR STATE REGULATORS; OR

(4) SELLER FAILS TO DELIVER (BY APRIL 16, 2009) ADDITIONAL CASH MARGIN SUCH THAT THE TOTAL AMOUNT OF EXCESS CASH MARGIN IS EQUAL TO $500,000 (SUCH AMOUNT SHALL BE IN ADDITION TO ANY MARGIN REQUIRED TO BE DELIVERED UNDER THE “MARGIN” SECTION HEREUNDER OR OTHERWISE UNDER THE AGREEMENT) (THE “EXCESS MARGIN”); OR

(5) SELLER FAILS AT ANY TIME TO MAINTAIN EXCESS MARGIN EQUAL TO $500,000.

“ADEQUATELY CAPITALIZED” AND “WELL CAPITALIZED” SHALL HAVE THE MEANINGS SET FORTH UNDER 12 U.S.C., AS DETERMINED BY SELLER’S APPROPRIATE FEDERAL BANKING AGENCY, BUT IN NO EVENT LESS THAN THE AMOUNT REQUIRED IN A CAPITAL DIRECTIVE OR OTHER CAPITAL REQUIREMENT BY SELLER’S APPROPRIATE FEDERAL BANKING AGENCY.”

SELLER COVENANTS THAT IT SHALL NOTIFY BUYER AS PROMPTLY AS PRACTICABLE UPON THE OCCURRENCE OF THE EVENTS IN SUBCLAUSES (1) (2) AND (3) OF THIS CLAUSE (B).

CGMI HAS SENT YOU A SYSTEM-GENERAGED CONFIRMATION IN ADDITION TO THIS CONFIRMATION. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS CONFIMATION AND THE SYSTEM-GENERATED CONFIRMATION, ABSENT MANIFEST ERROR THE TERMS OF THIS CONFIRMATION SHALL PREVAIL. FROM AND AFTER THE DATE HEREOF, ALL REFERENCES IN THE AGREEMENT OR OTHERWISE TO THE ORIGINAL CONFIRMATION SHALL BE DEEMED TO BE REFERENCES TO THE ORIGINAL CONFIRMATION AS AMENDED AND RESTATED HEREBY.

PLEASE EXECUTE THIS CONFIRMATION BELOW AND RETURN TO ARLENE HAMILTON AT 388 GREENWICH STREET, 17TH FL, NEW YORK, NY 10013, TO SIGNIFY YOUR AGREEMENT TO THE ABOVE TERMS.

THANK YOU.

CITIGROUP GLOBAL MARKETS INC.

NAME:	STEPHEN MALEKIAN
TITLE:	MANAGING DIRECTOR

AGREED AND ACCEPTED:

FIRST STATE BANK

BY:
NAME:
TITLE: